UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, New York City, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

+1 917 508 9185

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	New York Stock Exchange
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 22, 2022, Kaleyra, Inc. (the “Company”) held its 2022 Annual Stockholders’ Meeting (the “Annual Meeting”). Of the 45,004,339 shares of common stock outstanding and entitled to vote, 32,102,883 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Both of the Board’s nominees for Class III director were elected to serve until the Company’s 2025 Annual Stockholders’ Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Against	Abstained	Broker Non-Vote
Dario Calogero	22,853,868	0	422,502	8,826,513
Dr. Avi S. Katz	17,628,540	0	5,647,830	8,826,513

Proposal 2: Advisory votes regarding the approval of the compensation of the names executive officers were as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,324,963	931,006	2,020,401	8,826,513

The advisory approval of executive compensation did not receive the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter in a non-binding vote. Stockholder feedback has helped the Company’s board of directors (the “Board”) design a compensation program that aligns pay with performance, and enables the Company to attract and retain the key talent necessary to deliver on the Company’s strategic objectives. The Company looks forward to engaging further with its stockholders, and the Board will consider the advisory vote to ensure that the Company’s approach to compensation continues to align management incentives with the interests of its stockholders.

Proposal 3: Stockholders ratified the appointment of EY S.p.A. as the Company’s independent registered public accounting firm for the 2022 fiscal year by the votes set forth in the table below:

For	Against	Abstained
31,794,132	299,469	9,282

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2022

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President